Exhibit 99.2

Investor Presentation

investors Bancorp, INC.

Acquisition of Gateway Community Financial Corp.

April 8, 2013

Forward Looking Statements Disclosure

This presentation may contain forward-looking statements regarding Investors Bancorp Inc. These statements constitute forward-looking information within the definition of the Private Securities Litigation Reform Act of 1995.

Actual results may differ materially from any forward-looking statements expressed in this presentation, since forward-looking information involves significant known and unknown risks, uncertainties and other factors. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: failure to satisfy the conditions to closing for the proposed merger in a timely manner or at all; failure of the members of Gateway MHC to approve the proposed merger, to the extent that such approval is required by the regulatory authorities; failure to obtain the necessary governmental approvals for the proposed merger or adverse regulatory conditions in connection with such approvals; disruption to the parties' businesses as a result of the announcement and pendency of the transaction; difficulties related to the integration of the businesses following the merger; competitive pressures among depository and other financial institutions; changes in the interest rate environment; and changes in general economic conditions, either nationally or regionally. For a discussion of additional factors that might cause such differences, please refer to Investors Bancorp's public filings with the Securities and Exchange Commission. These are available online at http://www.sec.gov. Investors Bancorp does not undertake to update any forward-looking statements made in this presentation to reflect new information, future events or otherwise.

Overview of Gateway Community Financial Corp.

Overview & History

Bank Subsidiary	GCF Bank
Headquarters	Sewell, NJ
Number of Branches	4
Banking History	Established in 1921
Ownership Structure	Mutual Thrift

Financial Summary

As of December 31, 2012

Total Assets (000s)	$309,777
Total Deposits (000s)	$278,640
Total Net Worth (000s)	$24,583
TCE / TA	7.9%
NPLs / Loans	2.28%

Branch Locations



Philadelphia
Upper Darby
Drexel Hill
Lansdowne
Darby
Collingdale
Folcroft
Glenolden
Ridley Park
National Park
Pennsauken
Lenola
Moorestown
Maple Shade
Cherry Hill Mall
Cherry Hill
Ramblewood
Woodlynne
Collingswood
Oaklyn
Haddonfield
Gloucester City
Audubon
Greentree
Marlton
Haddon Heights
Bellmawr
Barrington
Magnolia
Runnemede
Somerdale
Echelon
Glendora
Woodbury
Paulsboro
Gibbstown
Stratford
Laurel Springs
Gibbsboro
Lindenwold
Woodbury Heights
Oak Valley
Blackwood
West Berlin
Berlin
Mantua
Wenonah
Pine Hill
Fairview
Turnersville
Dicktown
Mullica Hill
Glassboro
Sicklerville
Atlantic City Expy
Harrisonville
Ewan

Source: SNL Financial and Company data. Branch count and map do not include proposed branches or administrative buildings.

Strengthens Southern Jersey Franchise


ISBC
ROMA
GCF
Philadelphia
Paterson
Yonkers
New Rochelle
Stamford
Bridgeport
Trumbull
Stratford
Fairfield
Westport
Norwalk
Greenwich
White Plains
Port Chester
Ossining
New City
Spring Valley
West Milford
Ridgewood
Fair Lawn
Hackensack
West Orange
Livingston
Jersey City
Perth Amboy
Carteret
Sayreville
New Brunswick
North Brunswick
East Brunswick
Princeton
Hamilton Square
Hazlet
Middletown
Long Branch
Asbury Park
Manasquan
Point Pleasant
Toms River
Forked River
Barnegat Beach
Stafford
North Beach Haven
Egg Harbor City
Hammonton
Waterford Works
Tabernacle
Vineland
Franklinville
Woodbury
Audubon
Cheltenham
Abington
Bensalem
Levittown
Warminster
Doylestown
Lambertville
Frenchtown
Readington
Bedminster
Mendham
Hackettstown
Belvidere
Easton
Hopatcong
Newton
Franklin
Sussex
Glen Cove
Hicksville
Levittown
Hempstead
Freeport
Valley Stream
Long Beach
West Babylon
Deer Park
Brentwood
Plainview
Dix Hills
Huntington Station
Smithtown
East Northport
Harrison
Fort Dix
Country Lake Estates
Chesterfield
Lindenwold
Stony Point
Wanaque
Kinnelon
Lewisboro

Deposit Market Share in Gloucester County, NJ

Rank	Company (HQ)	Total Deposits ($000s)	Total Branches
1.	Toronto-Dominion Bank	1,374,044	11
2.	Fulton Financial Corp. (PA)	721,245	13
3.	Wells Fargo & Co. (CA)	486,541	7
4.	Parke Bancorp Inc. (NJ)	338,824	2
5.	Gateway Community Finl (NJ)	280,083	4
6.	Newfield Bancorp Inc. (NJ)	276,863	7
7.	PNC Financial Services Group (PA)	197,243	6
8.	Bank of America Corp. (NC)	196,421	5
9.	Susquehanna Bancshares Inc. (PA)	192,094	4
10.	Colonial Financial Services (NJ)	126,554	2

NJ Deposit Market Share by Companies Headquartered in NJ

Rank	Company (HQ)	Total Deposits ($000s)	Total Branches
	Pro Forma Company	9,187,004	132
1.	Investors Bancorp Inc. (MHC)	8,906,921	128
2.	Valley National Bancorp	8,192,809	171
3.	Provident Financial Services	5,234,839	80
4.	Columbia Bank MHC	2,906,792	44
5.	Sun Bancorp Inc.	2,626,689	61
6.	Lakeland Bancorp	2,590,608	53
7.	Kearny Financial Corp. (MHC)	2,178,401	41
8.	Amboy Bancorp.	1,750,430	23
9.	OceanFirst Financial Corp.	1,725,098	24
10.	Peapack-Gladstone Financial	1,423,968	24
52.	Gateway Community Finl	280,083	4

Source: SNL Financial. Deposit data as of June 30, 2012.
Investors Bancorp Inc. data presented pro forma for pending acquisition of Roma Financial Corporation announced December 19, 2012.
Map and branch totals do not include proposed branches or administrative buildings.

Transaction Mechanics



GCF (Fully Mutual)
ISBC Pro Forma
Gateway Community Financial MHC (No Stock MHC)
ISBC shares issued to ISBC's MHC*
Investors Bancorp, MHC
Gateway Community Financial Corp.
Investors Bancorp, Inc.
100% Ownership
100% Ownership
Gloucester County Federal Savings Bank
Investors Bank

*Shares issued to ISBC's MHC to be determined by independent appraisal prior to closing.

Pre-Acquisition Due Diligence

- **Completed Comprehensive On and Off-Site Due Diligence**
  - In-depth loan review conducted
  - Gross loan mark of approximately $6 million
  - Securities mark of approximately $2 million

- **Net Increase to Capital, After Purchase Accounting Adjustments, of Between $18 million to $22 million**

Acquisition Rationale

- **Solidifies Southern New Jersey Presence**
  - Strengthens Investors' position as the largest deposit market share for New Jersey headquartered banks
  - Natural franchise extension of pending Roma transaction
  - Enhances footprint in greater Philadelphia market, a market of strategic importance to management

- **Effective Use of MHC Structure to Complete Transaction Not Available to Fully Public Companies**
  - No consideration paid to a third party
  - All shares are issued to Investors' MHC

- **Financially Compelling**
  - No goodwill booked in transaction
  - Accretive to earnings
  - Accretive to book and tangible book

- **Improves Investors' Position Relative to an Eventual 2nd Step Conversion**
  - Does not delay timing of potential 2nd step
  - Transaction is expected to be accretive to both 2nd step minority exchange ratio and fully-converted tangible book
  - Increases the size of eventual 2nd step conversion

Investors Bancorp's Track Record as an Acquiror

- **Gateway Community Financial marks Investors Bancorp's 8th acquisition, and 4th acquisition of a mutual / MHC institution***

Anticipated Q2 2013 Closing
*Roma Financial Corporation **

- 26 full-service branches in NJ
- $1,835 million in assets
- $113 million transaction value (based on consideration to minority shareholders)
- 0.53x Minority TBV

October 2012
Marathon Banking Corporation

- 13 full-service branches in NJ and NY
- $902 million in assets
- $135 million transaction value
- 1.51x TBV / 5.8% deposit premium

January 2012
Brooklyn Federal Bancorp, Inc.

- 5 full-service branches
- $400 million in deposits
- $10.3 million total deal value / $2.9 million based on minority shares
- Subsequent commercial loan sale / hedge

October 2010
Deposit Franchise of Millennium bcpbank

- 17 branches in NJ, NY & MA
- $600 million in deposits
- 0.11% deposit premium
- $200 million in performing loans

October 2009
6 NJ Branches from Banco Popular North America

- 6 branches
- $227 million in deposits
- 1.0% deposit premium
- No loans acquired in the transaction

May 2009
American Bancorp of New Jersey

- 5 full-service branches
- $680 million in assets
- $98 million transaction value
- 1.01x TBV / 1.2% deposit premium

June 2008
Summit Federal Bankshares MHC

- 5 full-service branches
- $110 million in assets
- Merger was a combination of mutual enterprises

* Pending regulatory approval of Roma Financial Corp.